UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 19, 2009


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                       1-07094                13-2711135
          --------                       -------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

              190 East Capitol Street, Suite 400, Jackson, MS 39201
             ------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01. Entry Into a Material Definitive Agreement

     On May 19, 2009, EastGroup Properties, Inc. (the "Company") entered into a Sales Agency Financing Agreement (the "Agreement") with BNY Mellon Capital Markets, LLC ("BNYMCM"). Under the terms of the Agreement, the Company may issue and sell, from time to time, up to 1,600,000 shares of common stock, $0.0001 par value per share (the "Shares"). The term of the Agreement will be for a period of up to three years. BNYMCM will act as the Company's agent in connection with any offerings of the Shares under the Agreement.

     The Shares may be offered in one or more selling periods, none of which will exceed 20 trading days. The sales, if any, of the Shares under the Agreement will be made in "at the market" offerings as defined in Rule 415 of the Securities Act of 1933, including sales made directly on the New York Stock Exchange, to or through a market maker or through an electronic communications network, or if the Company and BNYMCM agree in writing, sales may be made in privately negotiated transactions. The Company shall specify to BNYMCM (i) the aggregate selling price of the Shares to be sold during each selling period, which may not exceed $40,000,000 without BNYMCM's prior written consent and (ii) the minimum price below which sales may not be made, which may not be less than $1.00 per share without BNYMCM's prior written consent. The Company will pay BNYMCM a commission equal to 1% of the sales price of all Shares sold through it as agent under the Agreement plus its reasonable documented out-of-pocket expenses including fees and expenses of counsel (up to $60,000 in the aggregate) as well as legal fees in connection with continuing due diligence (up to $5,000 for any fiscal quarter) in connection with its services under the Agreement.

     The Shares will be issued pursuant to the Company's automatic shelf registration statement (the "Registration Statement") on Form S-3 (File No. 333-159328) filed on May 18, 2009 with the Securities and Exchange Commission (the "SEC"). The Company filed a prospectus supplement, dated May 19, 2009, to the prospectus, dated May 18, 2009, with the SEC in connection with the offer and sale of the Shares.

     The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference; the description of the material terms of the Agreement is qualified in its entirety by reference to that exhibit.

ITEM 9.01. Financial Statements and Exhibits

(d)  Exhibits.

1.1 Sales Agency Financing Agreement dated May 19, 2009 between EastGroup Properties, Inc. and BNY Mellon Capital Markets, LLC.

5.1 Opinion of Jaeckle Fleischmann & Mugel, LLP in connection with the Shares.

8.1 Opinion of Jaeckle Fleischmann & Mugel, LLP regarding certain tax matters.

23.1 Consent of Jaeckle Fleischmann & Mugel, LLP (included in Exhibits 5.1 and 8.1).


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 19, 2009

                            EASTGROUP PROPERTIES, INC.


                            By: /s/ N. KEITH MCKEY
                                ------------------------
                                N. Keith McKey
                                Executive Vice President,
                                Chief Financial Officer, Secretary and Treasurer




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